UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2020

KALVISTA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36830	20-0915291
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Cambridge Parkway Suite 901E Cambridge, Massachusetts 02142
(Address of Principal Executive Offices) (Zip Code)

(857) 999-0075

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	KALV	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(f) On December 16, 2020, upon the recommendation of the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of KalVista Pharmaceuticals, Inc. (the “Company”), the Board approved and adopted the payment of discretionary cash compensation payments in the amounts of $229,400 to T. Andrew Crockett, the Company’s Chief Executive Officer, $156,600 to Benjamin L. Palleiko, the Company’s Chief Business Officer and Chief Financial Officer, and $168,000 to Christopher M. Yea, the Company’s Chief Development Officer, in each case in connection with services rendered in fiscal year ended April 30, 2020 (each, a “Non-Equity Incentive Plan Payment” and, collectively, the “Non-Equity Incentive Plan Payments”). The Non-Equity Incentive Plan Payments were awarded based on the Board’s assessment of the Company’s achievement of certain Company and individual performance objectives for the fiscal 2020 bonus program for the Company’s executive officers and following the voluntary deferment of the Non-Equity Incentive Plan Payments by the recipients in light of uncertainty due to the impact of COVID-19.

The Non-Equity Incentive Plan Payments were not included in the Summary Compensation Table included in the Company’s Proxy Statement for its 2020 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on August 25, 2020 (the “2020 Proxy Statement”), because the amount of such Non-Equity Incentive Plan Payments was not determined and not calculable as of the time of the filing of the 2020 Proxy Statement. Mr. Crockett’s total compensation for the fiscal year ended April 30, 2020, as reported in the 2020 Proxy Statement was $1,731,162, and his recalculated total compensation for the fiscal year ended April 30, 2020, including his Non-Equity Incentive Plan Payment, is $1,960,562. Mr. Palleiko’s total compensation for the fiscal year ended April 30, 2020, as reported in the 2020 Proxy Statement was $1,028,480, and his recalculated total compensation for the fiscal year ended April 30, 2020, including his Non-Equity Incentive Plan Payment, is $1,185,080. Dr. Yea’s total compensation for the fiscal year ended April 30, 2020, as reported in the 2020 Proxy Statement was $926,044, and his recalculated total compensation for the fiscal year ended April 30, 2020, including his Non-Equity Incentive Plan Payment, is $1,043,644.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KALVISTA PHARMACEUTICALS, INC.

Date: December 18, 2020	By:	/s/ Benjamin L. Palleiko
Benjamin L. Palleiko
Chief Business Officer and Chief Financial Officer